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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

                                 Current Report
                                  Pursuant to
                             Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported):  February 28, 1998



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                               FIRST ALERT, INC.
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             (Exact name of Registrant as specified in its charter)


         DELAWARE                         0-23630                 04-3197075
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(State or other jurisdiction      (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                           I.D. Number)

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3901 Liberty Street Road, Aurora, Illinois                 60504-8122
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (630) 851-7330
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               Registrant's Telephone Number including area code


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ITEM 5.  OTHER EVENTS.

         On February 28, 1998, First Alert, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Sunbeam Corporation, a Delaware corporation ("Parent") and Sentinel Acquisition Corp., a Delaware corporation ("Purchaser"). In connection with the Merger Agreement, Purchaser plans to offer to purchase all of the outstanding common stock, $0.01 par value per share (the "Shares") of the Company, at a price of $5.25 per Share, net to the seller in cash, without interest thereon (the "Offer"), or such higher price that may be paid for the Shares, and upon such terms and conditions as will be set forth in an Offer to Purchase and related Letter of Transmittal. Purchaser expects to commence the Offer by March 6, 1998.

         Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, as promptly as practicable following the completion of the Offer and the satisfaction of certain conditions, Purchaser will be merged with and into the Company (the "Merger"), which shall be the surviving corporation and shall become a wholly owned subsidiary of Parent. In the Merger, each issued outstanding Share of the Company (other than dissenting Shares, as provided under Delaware law) not owned directly or indirectly by the Company will be converted into the right to receive $5.25 in cash or any higher price that may be paid in the Offer, without interest. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and which is incorporated herein by reference.

         A copy of the press release issued by the Company on March 2, 1998 is attached hereto as Exhibit 99 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits. The following is a list of exhibits filed as part of this Current Report:

         Exhibit 2.1 Agreement and Plan of Merger dated as of February 28, 1998 among Sunbeam Corporation, Sentinel Acquisition Corp. and First Alert, Inc.

         Exhibit 99       Press release issued by First Alert, Inc. on March 2,
                          1998.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST ALERT, INC.


                                        By: /s/ B. Joseph Messner
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                                            Name:   B. Joseph Messner
                                            Title:  President and
                                                    Chief Executive Officer





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                                 EXHIBIT INDEX


         The following designated exhibits are filed herewith:


         Exhibit 2.1 Agreement and Plan of Merger dated as of February 28, 1998 among Sunbeam Corporation, Sentinel Acquisition Corp. and First Alert, Inc.

         Exhibit 99       Press release issued by First Alert, Inc. on March 2,
                          1998.